SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1933

October 28, 2003

Date of Report (date of earliest event reported)

NETGEAR, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-50350	77-0419172

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4500 Great America Parkway
Santa Clara, California 95054

(Address of principal executive offices)

(408) 907-8000

(Registrant’s telephone number, including area code)

ITEM 7. Financial Statements and Exhibits.
ITEM 12. Results of Operations and Financial Condition.
EXHIBIT 99.1

ITEM 7. Financial Statements and Exhibits.

     (c)  Exhibits

     The following exhibit is furnished herewith:

99.1	Press Release, dated October 28, 2003, of NETGEAR, Inc. announcing its financial results for the fiscal quarter ended September 28, 2003

ITEM 12. Results of Operations and Financial Condition.

     The following information (including any exhibits attached to this Current Report) is being furnished pursuant to Item 12, “Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On October 28, 2003, the Board of Directors of NETGEAR, Inc. issued a press release announcing its financial results for its fiscal quarter ended September 28, 2003. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 28, 2003

NETGEAR, Inc.

By:	/s/ Jonathan Mather Jonathan Mather Executive Vice President and Chief Financial Officer

Exhibit
Number	Description

99.1	Press Release, dated October 28, 2003, of NETGEAR, Inc. announcing its financial results for the fiscal quarter ended September 28, 2003